Rule 497(k)
File No. 333-210186

FIRST TRUST EXCHANGE-TRADED FUND VIII
(the “Trust”)

FIRST TRUST TCW OPPORTUNISTIC FIXED INCOME ETF
(the “Fund”)

SUPPLEMENT TO THE PROSPECTUS, SUMMARY PROSPECTUS
AND STATEMENT OF ADDITIONAL INFORMATION

MARCH 9, 2020

Notwithstanding anything to the contrary in the Fund’s prospectus, summary prospectus or statement of additional information, on or about May 11, 2020 (the “Effective Date”), the Fund’s principal investment strategies will be revised to allow the Fund to invest a greater percentage of its assets in securities issued by non-agency, non-government sponsored entities and privately-issued mortgage-related and other asset-backed securities, including residential mortgage-backed securities (“RMBS”), commercial mortgage-backed securities (“CMBS”), asset-backed securities (“ABS”) and collateralized loan obligations (“CLOs,” and together with such RMBS, CMBS and ABS, “Private MBS/ABS”). On the Effective Date, the Fund may invest up to 50% of its total assets in the aggregate in Private MBS/ABS, provided that the Fund: (1) may not invest more than 30% of its total assets in non-agency RMBS; (2) may not invest more than 25% of its total assets in non-agency CMBS and CLOs; and (3) may not invest more than 25% of its total assets in non-agency ABS.

In addition, on the Effective Date, the Fund’s principal investment strategies will be revised to allow for the increased usage of derivatives instruments that are traded “over-the-counter” and not through an exchange (“OTC Derivatives”). The Fund may invest up to 25% of its assets in OTC Derivatives that are used to reduce currency, interest rate or credit risk arising from the Fund’s investments (that is, “hedge”). The Fund’s investments in OTC Derivatives not used to hedge the Fund’s portfolio against currency, interest rate or credit risk will be limited to 20% of the assets in the Fund’s portfolio. For purposes of these percentage limitations, the weight of these positions will be calculated as the aggregate gross notional value of the OTC Derivatives.

PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND’S PROSPECTUS, SUMMARY PROSPECTUS
AND STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE